Execution Version 769803820 21679863 SECOND AMENDMENT THIS SECOND AMENDMENT (this “Amendment”), dated as of August 12, 2024 amends the Letter of Credit Agreement, dated as of August 13, 2021 (as amended by the First Amendment dated as of August 11, 2023 and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Hamilton Re, Ltd., an exempted company organized under the laws of Bermuda (the “Company”), Hamilton Insurance Designated Activity Company (“Hamilton Insurance” and together with the Company, each, a “Borrower” and together, the “Borrowers”), Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda (the “Guarantor”), the financial institutions from time to time party thereto, as Lenders, Bank of Montreal as L/C Issuer, and Bank of Montreal, as Administrative Agent. Terms defined in the Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein. WHEREAS, the Borrowers desire that the Agreement be amended on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows: 1. AMENDMENTS. Effective as of the Second Amendment Effective Date (as defined below) (a) Section 1.1 of Agreement is amended to amend the definition of “Termination Date” in its entirety to read as follows: “Termination Date” means August 13, 2025. and (b) Section 6.10 of the Agreement is amended in its entirety to read as follows: Section 6.10 Use of Proceeds. Borrowers shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 5.4. Borrowers agree that they will not directly or indirectly use any proceeds of credit extended from BMO Bank N.A. to discharge any Obligation due or owing to an affiliate of BMO Bank N.A. under this Agreement. 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date that each of the conditions precedent set forth in this Section 2 shall have been satisfied (the “Second Amendment Effective Date”), and notice thereof shall have been given by the Administrative Agent to the Loan Parties and the Lenders. 2.1 Receipt of Documents. Administrative Agent shall have received this Amendment duly executed by each Loan Party, the Administrative Agent, and the Lenders. 2.2 Certificate. Administrative Agent shall have received a certificate of the corporate secretary or an assistant corporate secretary (or other senior officer) of each Loan Party, certifying as to (i) copies of such Loan Party’s articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto and (ii)

769803820 21679863 2 resolutions of such Loan Party’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the Agreement as amended hereby and the consummation of the transactions contemplated hereby and thereby; 2.3 Opinion Letter. Administrative Agent shall have received the favorable written opinion of New York and Bermuda counsel to each Loan Party. 2.4 Costs and Expenses. Payment by Borrowers of all reasonable and documented out- of-pocket costs and expenses of Administrative Agent (including, without limitation, legal fees and expenses) owing in accordance with, and to the same extent and manner set forth in, Section 11.13 of the Credit Agreement. 2.5 Compliance with Warranties, No Default, etc. After giving effect to this Amendment, the following statements by the Loan Parties shall be true and correct (and the Loan Parties, by their execution of this Amendment, hereby represent and warrant to Administrative Agent and each Lender that such statements are true and correct as at such time): (a) each of the representations and warranties set forth in the Agreement and in the other Loan Documents shall be and remain true and correct in all material respects as of said time, except to the extent the same expressly relate to an earlier date, in which case such representations and warranties shall be and remain true and correct in all material respects as of such earlier date; provided that any representation and warranty that is already qualified by “material” or “Material Adverse Effect” shall be true and correct in all respects; (b) no Default or Event of Default has occurred and is continuing; and (c) this Amendment has been duly authorized, executed, and delivered by such Loan Party and constitutes the valid and binding obligation of such Loan Party enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and the execution, delivery and performance of this Amendment by such Loan Party does not (a) contravene any provision of applicable Law or any judgment, injunction, order or decree binding upon such Loan Party or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and bylaws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of such Loan Party, (b) conflict with, contravene or constitute a default under any material indenture or agreement of or affecting such Loan Party or any of their Property, or (c) result in the creation or imposition of any Lien on any Property of such Loan Party. 3. MISCELLANEOUS. 3.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Agreement, and the Agreement as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Agreement in

769803820 21679863 3 the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Agreement as amended hereby. Each other Loan Document is hereby ratified, approved and confirmed in each and every respect. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Agreement, as heretofore amended, shall remain unchanged and in full force and effect. 3.2 Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment. 3.3 Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and such counterpart shall be deemed to be an original hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 3.4 Incorporation of Agreement Provisions. The provisions of Sections 1.2, 11.8, 11.13, 11.16, 11.17, 11.21 and 11.22 of the Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis. [Signature Pages Follow]

Second Amendment IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. HAMILTON RE, LTD. By /s/ Athena Tolosa Name Athena Tolosa Title CFO HAMILTON INSURANCE DESIGNATED ACTIVITY COMPANY By /s/ Robert Sean Vetch Name Robert Sean Vetch Title Director HAMILTON INSURANCE GROUP, LTD. By /s/ Craig Howie Name Craig Howie Title CFO BANK OF MONTREAL, as Administrative Agent By /s/ Benjamin Mlot Name Benjamin Mlot Title Director BANK OF MONTREAL, as L/C Issuer and as a Lender By /s/ Benjamin Mlot Name Benjamin Mlot Title Director